UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  January 25, 2005

                      GMACM Home Equity Loan Trust
          Home Equity Loan-Backed Variable Pay Revolving Notes,
                            Series 2004-HE1



New York (governing law of          333-110437-07     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code: (410) 884-2000 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On January 25, 2005 a distribution was made to holders of GMACM Home Equity
 Loan Trust, Home Equity Loan-Backed Variable
 Pay Revolving Notes Series 2004-HE1.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


             Exhibit Number    Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the January 25, 2005 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
              Home Equity Loan-Backed Variable Pay Revolving Notes,
                                Series 2004-HE1

              By:   Wells Fargo Bank, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 1/27/2005


                                INDEX TO EXHIBITS

Exhibit Number   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the January 25, 2005 distribution.







                                                  Home Equity Loan-Backed Term Notes, GMACM Series
                                                  2004-HE1
                                                  Payment Date           1/25/2005

Servicing Certificate                                 Group 1
Beginning Pool Balance                             1,227,547,604.25
Beginning PFA                                                  0.00
Ending Pool Balance                                1,228,015,693.80
Ending PFA Balance                                               -
Principal Collections                                 63,493,363.03
Principal Draws                                       24,077,227.55
Net Principal Collections                                        -
Active Loan Count                                            33,527

Interest Collections                                   5,815,959.15

Additional Mortgage Loans - Revolving Period          39,999,996.67
Additional Mortgage Loans - Due to Funding Event               0.00

Net WAC Rate                                               5.71004%
Substitution Adjustment Amount                                 0.00

Excess Cash                                            2,970,902.53

                                                        Beginning              Ending
Term Notes                                               Balance                Balance         Factor      Principal
Class A-1                                            595,000,000.00         595,000,000.00  1.0000000          0.00
Class A-2                                            380,000,000.00         380,000,000.00  1.0000000          0.00
Class A-3                                            284,311,000.00         284,311,000.00  1.0000000          0.00
Variable Pay Revolving Notes                           7,313,000.44           4,342,097.91  0.1315520  2,970,902.53
Certificates                                                 -                      -            -              -


             (Cont'd)
                                                             Interest   Security
        Term Notes                                   Interest        Shortfalls     %      Coupon
        Class A-1                                1,197,0650.00        0.00       47.25%    2.498%
        Class A-2                                770,634.70.00        0.00       30.18%    2.518%
        Class A-3                                601,771.80.00        0.00       22.58%    2.628%
        Variable Pay Revolving Notes             15,655.410.00        0.00        0.34%    2.658%
        Certificates                                      0.00          -            -         -





Beginning Overcollateralization Amount                 2,843,281.85
Overcollateralization Amount Increase (Decrease)       2,970,902.53
Outstanding Overcollateralization Amount               5,814,184.38
Target Overcollateralization Amount                   10,212,880.32

Credit Enhancement Draw Amount                                 0.00
Unreimbursed Prior Draws                                       0.00


                                                                                              Number     Percent
                                                         Balance                            of Loans   of Balance
Delinquent Loans (30 Days)*                            5,125,476.63                            160          0.42%
Delinquent Loans (60 Days)*                              682,623.21                             25          0.06%
Delinquent Loans (90 Days)*                              202,315.46                             12          0.02%
Delinquent Loans (120 Days)*                             525,104.51                             13          0.04%
Delinquent Loans (150 Days)*                             201,111.71                              4          0.02%
Delinquent Loans (180+ Days)*                             57,142.06                              3          0.00%
REO                                                       59,674.79                              1          0.00%
Bankruptcy                                               822,719.60                             40          0.15%
Foreclosures                                             321,104.30                              8          0.03%

*Delinquency Figures Do Not include Bankruptcy,
Foreclosure, and REO.

                                                       Liquidation To-Date
Beginning Loss Amount                                    148,653.00
Current Month Loss Amount                                115,771.64
Current Month Recoveries                                       0.00
Ending Loss Amount                                       264,424.64                       0.02%

                                                         Recovery To-Date
Beginning Recovery Amount                                      0.00
Current Month Recovery Amount                                  0.00
Ending Recovery Amount                                         0.00


                                                           Special Hazard               Fraud      Bankruptcy
Beginning Amount                                               0.00                      0.00       0.00
Current Month Loss Amount                                      0.00                      0.00       0.00
Ending Amount                                     -                                      -          -

Extraordinary Event Losses                                     0.00
Excess Loss Amounts                                            0.00


Funding Account
Beginning Funding Account Balance                     41,919,678.04
Deposit to Funding Account                            39,531,907.12
Excess Of Draws over Principal Collections                     0.00
Payment for Additional Purchases                      39,999,996.67
Prefunding balance sent to Funding account                     0.00
Add Variable Funding Note                                      0.00
Ending Funding Account Balance as of Payment Date     41,451,588.49
Interest earned for Collection Period                      3,615.45
Interest withdrawn related to prior Collection            22,341.96
Period

Cuurent Month Repurchases Units                   0
Cuurent Month Repurchases ($)                     -


Bullet Termination Events                                    Yes/No
1) Term Notes have been downgraded below AAA/Aaa by
S&P
and Moodys, respectively                                       No

2) Trust failed to receive advance of funds from
VPRN holder
or failed to issue and sell an additional VPRN                 No

3) Enhancer Default has occurred and is continuing             No

4-A) For 3 consecutive months, the average amount in
the Funding
Account not used to purchase additional balances or
subsequent
mortgage loans is greater than 30% of the amount
actually used to
purchase additional balances or subsequent transfer            No
loans.

4-B) For 6 consecutive months, the average amount in
the Funding
Account not used to purchase additional balances or
subsequent
mortgage loans is greater than 20% of the amount
actually used to
purchase additional balances or subsequent transfer            No
loans.

Funding Event                                                Yes/No
Reserve Sub-Account balance is more than $2,000,000,
provided that the
Note Balance of the VPRN has been reduced to zero
and the
Overcollateralization Target Amount has been met.              No

